SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934



Date of Report (Date of earliest event reported):  April 7, 1999
--------------------------------------------------------------------------------


                                 CENTURA BANKS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant as specified in charter)


North Carolina                   1-10646                    56-1688522
--------------------------------------------------------------------------------

(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (252) 454-4400
--------------------------------------------------------------------------------


                                N/A
--------------------------------------------------------------------------------
      (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events
     On April 7, 1999, Centura Banks, Inc. ("Centura") announced earnings for the three months ended March 31, 1999. Centura reported net income of $0.71 per diluted share for the first quarter. Earnings for the first quarter included merger related and restructuring charges totaling $8.4 million incurred as a result of the merger with First Coastal Bankshares, Inc. The merger with First Coastal was completed on March 26, 1999.

A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CENTURA BANKS, INC.
                                     Registrant


Date: April 7, 1999          By:     /s/ Steven Goldstein
                                     Steven Goldstein
                                     Chief Financial Officer

                           EXHIBIT INDEX

                                                                    Sequential
                                                                       Page
Exhibit                 Description of Exhibit                        Number
--------------------------------------------------------------------------------
99                Press release dated April 7, 1999                      5

For Immediate Release

April 7, 1999

For more information:                            Steven J. Goldstein
                                                 Chief Financial Officer
                                                 Centura Banks, Inc.
                                                 (252) 454-8356
                                                 sgoldstein@centura.com
                                                 ----------------------

          CENTURA BANKS, INC. ANNOUNCES FIRST QUARTER RECURRING
                      EARNINGS OF 94 CENTS PER SHARE

     ROCKY MOUNT, N.C. - Centura Banks, Inc. (NYSE: CBC) today announced record earnings of 94 cents per diluted share for the first quarter of 1999, excluding both the financial results from First Coastal Bankshares, Inc. ("First Coastal"), and merger-related expenses. The merger with First Coastal was completed on March 26, 1999 and was accounted for as a pooling-of-interests.
     For the quarter ended March 31, 1999, recurring earnings totaled $25.5 million, compared with $22.5 million, or 85 cents per diluted share, a year earlier.
     "One of the highlights of the quarter was the completion of our merger with First Coastal," said Cecil W. Sewell, Centura chairman and chief executive officer."The addition of First Coastal adds 18 financial stores and strengthens Centura's presence in the Hampton Roads region of Virginia, an attractive growth area for Centura. The merger, however, was completed so late in the quarter, we wanted to highlight recurring results from operations."
     Excluding the contributions of First Coastal, non-interest income in the first quarter accounted for 32 percent of Centura's recurring revenue. Average loans increased $270 million or 21 percent, on an annualized basis, over the fourth quarter of 1998.
     "Our performance during the quarter reveals strong fundamental earnings and continuing long-term growth," Sewell said. "This demonstrates that we remain on course for achieving profitable growth and shareholder value through the use of technology, expanded services and delivery channels, and a dedicated sales force."
     Non-recurring expenses related to the merger with First Coastal totaled $8.4 million, or $0.19 per diluted share. The $8.4 million in non-recurring expenses includes $1.6 million of severance-related expenses, $1.1 million in write-offs of certain fixed assets, $1.3 million for terminations of contractual obligations, $1.5 million of additional allowance for loan losses, and $2.9 million of other transaction-related costs.
     Including the non-recurring expenses and the financial results from First Coastal, net income for the first quarter was $20.6 million or $0.71 per diluted share.
     During the first quarter, Centura also completed the acquisitions of Capital Advisors, Inc., a commercial mortgage company, and Scotland Bancorp, Inc., a $58 million savings bank in Laurinburg, North Carolina.
     With assets of $8.7 billion, Centura provides a complete line of banking, investment, insurance, leasing and trust services to individuals and businesses in North Carolina,South Carolina and Virginia. Centura's broad range of financial services are provided through a variety of delivery channels, including 225 full-service financial offices; more than 330 ATMs at financial offices, Wal-Mart stores and Sam's outlets; the Centura Highway telephone banking center; Centura's Internet site; and through leading online money management packages. Additional information may be found on Centura's website at www.centura.com.

                                  # # #

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                              Three Months Ended March 31,
                                                 ----------------------------------------------------
(Dollars in thousands, except per share data)     1999 (1)           1999          1998        Change
-----------------------------------------------------------------------------------------------------

EARNINGS
     Interest income                                            $    157,572   $   148,976         5.8 %
     Interest expense                                                 74,784        73,498         1.7
     ---------------------------------------------------------------------------------------------------
     Net interest income                                              82,788        75,478         9.7
     Provision for loan losses                                         6,266         3,393        84.7
     Noninterest income                                               38,233        32,314        18.3
     Noninterest expense                                              82,818        68,662        20.6
     Income taxes                                                     11,360        12,249        (7.3)
     ---------------------------------------------------------------------------------------------------
     Net income                                                 $     20,577   $    23,488       (12.4)%
     ===================================================================================================
     Net interest income, taxable equivalent                    $     84,514   $    77,278         9.4 %
     ===================================================================================================

PER COMMON SHARE
     Earnings per share-basic                  $        0.95    $       0.72   $      0.85       (15.3)%
     Earnings per share-diluted                         0.94            0.71          0.83       (14.5)
     Cash dividends paid                                                0.29          0.27         7.4
     Book value                                                        24.30         21.90        11.0
     Closing market price                                            58.1875       71.2500       (18.3)

FINANCIAL RATIOS
    Return on average assets                            1.25 % (2)      0.95 %        1.22 %       (27)bp
    Return on average shareholders' equity             15.94   (2)     12.05         15.79        (374)
    Average equity to average assets                                    7.90          7.74          16

AVERAGE BALANCES
    Assets                                                      $  8,770,262   $ 7,798,474        12.5 %
    Earning assets                                                 8,008,631     7,146,715        12.1
    Loans                                                          5,849,901     5,130,906        14.0
    Investment securities                                          2,107,805     1,979,565         6.5
    Noninterest-bearing deposits                                     903,556       797,677        13.3
    Core deposits                                                  5,476,700     5,240,802         4.5
    Total deposits                                                 6,006,459     5,742,340         4.6
    Interest-bearing liabilities                                   7,035,344     6,287,112        11.9
    Shareholders' equity                                             692,576       603,372        14.8

PERIOD END BALANCES
    Assets                                                     $   8,739,840   $ 8,142,357         7.3 %
    Earning assets                                                 7,970,676     7,438,795         7.2
    Loans                                                          5,814,127     5,322,018         9.2
    Investment securities                                          2,097,518     2,092,135         0.3
    Noninterest-bearing deposits                                     927,808       899,074         3.2
    Core deposits                                                  5,501,401     5,434,977         1.2
    Total deposits                                                 6,045,559     5,928,162         2.0
    Shareholders' equity                                             692,564       618,872        11.9


--------------------------------------------------------------------------------
 bp Change is measured as difference in basis points.
(1) Based  on  recurring   earnings  that  exclude   merger-related   expenses,
    merger-related provision for loan losses, and First Coastal Bankshares, Inc.'s results of operations for the three months ended March 31, 1999.
(2) Excludes average assets and average shareholders' equity for First Coastal Bankshares, Inc.
(3) All prior period financial data has been restated for the "pooling" with First Coastal Bankshares, Inc.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                        Three Months Ended March 31,
                                                  -----------------------------------------
(Dollars in thousands)                               1999             1998         Change
-------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
      Average basic                                28,464,482       27,675,911         2.8 %
      Average diluted                              28,965,826       28,273,364         2.4
      Outstanding at period end                    28,494,755       28,253,683         0.9

COMPOSITION RATIOS (1)
      Earning assets to total assets                    91.32 %          91.64 %       (32)bp
      Loans to earning assets                           73.04            71.79         125
      Interest-bearing liabilities to earning assets    87.85            87.97         (12)
      Loans to total deposits                           97.39            89.35         804
      Noninterest-bearing deposits to total deposits    15.04            13.89         115

ALLOWANCE FOR LOAN LOSSES
      Beginning balance                         $      72,310    $      68,576         5.4 %
      Provision for loan losses                         6,266            3,393        84.7
      Allowance of acquired financial institutions        605            2,068       (70.7)
      Charge-offs                                      (5,866)          (3,851)       52.3
      Recoveries                                          824              935       (11.9)
      -------------------------------------------------------------------------------------------
          Net charge-offs                              (5,042)          (2,916)       72.9
      -------------------------------------------------------------------------------------------
      Ending balance                            $      74,139    $      71,121         4.2 %
      ===========================================================================================

      Net charge-offs to average loans (3)               0.36 %           0.23 %        13 bp
      ===========================================================================================

COMPOSITION OF RISK ASSETS
      Nonperforming loans                       $      36,363    $      34,718         4.7 %
      Foreclosed property                               5,616            6,825       (17.7)
      -------------------------------------------------------------------------------------
      Nonperforming assets                      $      41,979    $      41,543         1.0 %
      =====================================================================================

ASSET QUALITY RATIOS (4)
      Nonperforming assets to:
          Loans and foreclosed property (2)              0.73 %           0.79 %        (6)bp
          Total assets                                   0.48             0.51          (3)
      Nonperforming loans to total loans (2)             0.64             0.66          (2)
      Allowance for loan losses to total loans (2)       1.30             1.36          (6)
      Allowance for loan losses to nonperforming loans   2.04 x           2.05 x        (1)


--------------------------------------------------------------------------------
 bp  Change is measured as difference in basis points.
 (1)  Balance sheet amounts used in calculations are based on average balances.
 (2) Excludes mortgage loans held-for-sale of $105.6 million and $95.9 million at March 31, 1999 and 1998, respectively.
 (3) Excludes mortgage loans held-for-sale, on average, of $124.9 million and $67.2 million at March 31, 1999 and 1998, respectively.
 (4) Balance sheet amounts used in calculations are based on period end balances.
 (5) All prior period financial data has been restated for the "pooling" with First Coastal Bankshares, Inc.

CENTURA BANKS, INC. AND SUBSIDIARIES

                                               Three months Ended March 31,
                                     ---------------------------------------------------
                                                                          As a Percent of
                                                                         Average Assets (1)
                                                                         ------------------
(Dollars in thousands)                        1999     1998      Change    1999     1998
----------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accouns         $ 12,888 $ 10,789      19.5 %    0.60 %  0.56 %
Credit card and related fees                  1,769    1,430      23.7      0.08    0.07
Insurance and brokerage commissions           5,818    5,415       7.4      0.27    0.28
Other service charges, commissions and fees   2,786    2,357      18.2      0.13    0.12
Fees for trust services                       2,439    2,100      16.1      0.11    0.11
Mortgage income                               7,036    4,127      70.5      0.33    0.21
Negative goodwill amortization                  334      334         -      0.02    0.02
Operating lease fees, net                     1,814    1,705       6.4      0.08    0.09
Other noninterest income                      2,866    3,755     (23.7)     0.13    0.20
Noninterest income, excluding securities
     transactions                            37,750   32,012      17.9      1.75    1.66
Securities gains, net                           483      302      59.9      0.02    0.02
-----------------------------------------------------------------------------------------
Total noninterest income                   $ 38,233 $ 32,314      18.3 %    1.77 %  1.68 %
=========================================================================================

NONINTEREST EXPENSE

Salaries and overtime                      $ 31,863 $ 26,998      18.0 %    1.47 %  1.40 %
Fringe benefits and other personnel           7,462    6,448      15.7      0.35    0.34
Occupancy                                     5,095    4,395      15.9      0.24    0.23
Equipment                                     5,175    5,528      (6.4)     0.24    0.29
Foreclosed real estate losses and related
     operating expense                          428      428         -      0.02    0.02
Marketing                                     1,893    2,518     (24.8)     0.09    0.13
Fees for outsourced services                  3,522    2,895      21.7      0.16    0.15

Professional fees                             3,393    3,471      (2.3)     0.16    0.18
Other administrative                          2,391    2,558      (6.5)     0.11    0.13
FDIC insurance                                  342      420     (18.6)     0.02    0.02
Deposit intangible and goodwill amotization   2,560    2,213      15.7      0.12    0.12
Office supplies, postage, and telephe         5,118    4,522      13.2      0.24    0.24
Merger-related expenses                       6,858        -         -      0.32       -
Other operating                               6,718    6,268       7.2      0.29    0.33
----------------------------------------------------------------------------------------
Total noninterest expense                  $ 82,818 $ 68,662      20.6 %    3.83 %  3.57 %
========================================================================================

OTHER PERFORMANCE RATIOS
Pretax operating profit margin, excluding
     merger-related expenses (2)              33.01 %  34.25 %    (124)bp
Efficiency ratio, excluding merger-
     related expenses (3)                     61.88 %  62.65 %     (77)bp
Net interest income analysis-taxable equivalent:
     Selected average yields/rates:
       Loans                                   8.60 %   9.21 %     (61)bp
       Taxable securities                      6.35     6.62       (27)
       Tax-exempt securities                   9.19     8.88        31
       Short-term investments                  5.25     4.59        66
--------------------------------------------------------------------------------
       Interest-earning assets                 8.00     8.48       (48)
--------------------------------------------------------------------------------
       Total interest-bearing deposit          3.98     4.43       (45)
       Borrowed funds                          4.86     5.71       (85)
       Long-term debt                          5.62     6.02       (40
--------------------------------------------------------------------------------
       Total interest-bearing liabilities      4.29     4.72       (43)
--------------------------------------------------------------------------------
       Interest rate spread                    3.71     3.76        (5)
       Net interest margin                     4.22     4.31        (9)

================================================================================
 bp Change is measured as difference in basis points.
(1) Data presented is annualized.
(2) Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
(3) Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
(4) All prior period financial data has been restated for the "pooling" with First Coastal Bankshares, Inc.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                  1999                              1998                            1st Qtr 99
                                               -----------   ----------------------------------------------------
                                                 First         Fourth        Third        Second        First           vs.
(Dollars in thousands, except per share data)   Quarter       Quarter       Quarter      Quarter       Quarter      4th Qtr 98
-----------------------------------------------------------------------------------------------------------------   ------------

FINANCIAL SUMMARY (1)
      Assets                                 $  8,770,262  $  8,561,203  $ 8,225,607  $  8,148,591  $  7,798,474        2.4 %
      Earning assets                            8,008,631     7,833,188    7,520,744     7,433,697     7,146,715        2.2
      Loans                                     5,849,901     5,611,039    5,446,908     5,372,738     5,130,906        4.3
      Investment securities                     2,107,805     2,179,818    2,043,215     2,032,376     1,979,565       (3.3)
      Total deposits                            6,006,459     5,984,683    5,965,263     5,860,150     5,742,340        0.4
      Interest-bearing liabilities              7,035,344     6,826,099    6,559,422     6,544,009     6,287,112        3.1
      Shareholders' equity                        692,576       673,130      652,202       629,539       603,372        2.9
      Total market capitalization (period end)  1,658,039     2,106,168    1,780,108     1,764,457     2,013,075      (21.3)
      Net income                                   20,577        25,397       26,347        25,082        23,488      (19.0)


PROFITABILITY/PERFORMANCE SUMMARY (1)
      Pretax operating profit margin (2)            33.01 %       33.95 %      34.77 %       34.28 %       34.25 %      (94)bp
      Efficiency ratio (2)                          61.88         62.25        61.87         62.58         62.65        (37)
      Net interest margin                            4.22          4.24         4.38          4.33          4.31         (2)
      Return on average assets                       0.95          1.18         1.27          1.23          1.22        (23)
      Return on average equity                      12.05         14.97        16.03         15.98         15.79       (292)
      Average equity to average assets               7.90          7.86         7.93          7.73          7.74          4


PER SHARE SUMMARY
      Earnings per share - basic             $       0.72  $       0.90  $      0.93  $       0.89  $       0.85      (20.0)%
      Earnings per share - diluted                   0.71          0.88         0.92          0.87          0.83      (19.3)
      Cash dividends paid                            0.29          0.29         0.29          0.29          0.27          -
      Book value per share                          24.30         23.88        23.52         22.49         21.90        1.8
      Closing market price                        58.1875       74.3750      63.0000       62.5000       71.2500      (21.8)


KEY INTANGIBLE ASSETS (3)
      Goodwill                               $    121,162  $    102,858  $   104,671  $    105,204  $    107,293       17.8 %
      Mortgage servicing rights                    37,467        33,464       31,473        30,179        28,422       12.0


ASSET QUALITY SUMMARY (3)
      Nonperforming assets                   $     41,979  $     38,105  $    37,538  $     40,469  $     41,543       10.2 %
      Allowance for loan losses                    74,139        72,310       71,390        71,262        71,121        2.5
      Nonperforming assets to total assets           0.48 %        0.43 %       0.45 %        0.49 %        0.51 %        5 bp
      Allowance for loan losses to total loans (4)   1.30          1.27         1.33          1.34          1.36          3
      Net charge-offs to average loans (4)           0.36          0.26         0.29          0.27          0.23         10

================================================================================================================================

 bp  Change is measured as difference in basis points.
 (1) Balance sheet amounts are based on average balances unless otherwise noted.
 (2) Excludes  merger-related  expenses.
 (3) Balance sheet amounts are based on period end balances unless otherwise noted.
 (4) Excludes mortgage loans held-for-sale.
 (5) All prior period financial data has been restated for the "pooling" with First Coastal Bankshares, Inc.